VOYA ARCHITECT®

VOYA GOLDENSELECT ACCESS®

VOYA GOLDENSELECT DVA PLUS®

VOYA GOLDENSELECT ESII®

VOYA GOLDENSELECT GENERATIONS®

VOYA GOLDENSELECT LANDMARK®

VOYA GOLDENSELECT LEGENDS®

VOYA GOLDENSELECT OPPORTUNITIES®

VOYA GOLDENSELECT PREMIUM PLUS®

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITIES

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated May 2, 2018

This supplement amends certain information contained in the supplement dated May 1, 2018, to your prospectus dated May 1, 2018. Please read it carefully and keep it with your prospectus for future reference.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Multi-Manager Large Cap Core Portfolio.

The “Automatic Fund Reallocation After the Reorganization Date” paragraph appearing in the supplement dated May 1, 2018, is deleted in its entirety and replaced with the following paragraph:

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated proportionately among the other available funds you have selected in your allocation instructions, if any. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your Contract prospectus for information about making fund allocation changes.

X.VIAC-18	Page 1 of 1	May 2018